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EXHIBIT 23




                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in Form S-8 registration statement File No. 33-84594 of our report dated February 18, 1997 included in this Form 10-K.



                                                /s/ ARTHUR ANDERSEN LLP
                                                --------------------------------
                                                ARTHUR ANDERSEN LLP

Los Angeles, California
March 31, 1997





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